UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park, Greenwich, Connecticut 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The XPO Logistics, Inc. 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) was held on May 27, 2014.

(b) At the 2014 Annual Meeting, the stockholders elected each of the Company’s nominees for director; ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and approved the advisory vote on the Company’s executive compensation.

1.	Election of Directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Bradley S. Jacobs	46,769,580	683,605	N/A	7,008,629
Michael G. Jesselson	41,653,053	5,800,132	N/A	7,008,629
Adrian P. Kingshott	46,204,749	1,248,436	N/A	7,008,629

2.	Ratification of the Appointment of KPMG LLP:

Votes For	54,165,449
Votes Against	241,877
Abstentions	54,488

3.	Advisory Vote on Executive Compensation:

Votes For	43,876,451
Votes Against	2,580,148
Abstentions	996,586
Broker Non-Votes	7,008,629

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2014	XPO LOGISTICS, INC.

	By:	/s/ Gordon E. Devens
Gordon E. Devens
Senior Vice President and General Counsel